UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 18, 2014

WESTLAKE CHEMICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32260	76-0346924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Post Oak Boulevard, Suite 600 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 960-9111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

The Company has posted on its Web site “Frequently Asked Questions” on the stock split announcement (described below), which are furnished with this Current Report as Exhibit 99.1.

Item 8.01. Other Events.

On February 18, 2014, Westlake Chemical Corporation (the “Company”) issued a press release announcing a two-for-one split of the Company’s common stock, to be accomplished by means of a stock dividend. The additional shares will be distributed on March 18, 2014 to stockholders of record on February 28, 2014. A copy of the press release is filed with this Current Report as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is furnished herewith:

99.1	Frequently Asked Questions

The following exhibit is filed herewith:

99.2	Press release issued on February 18, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTLAKE CHEMICAL CORPORATION

Date: February 18, 2014	By:	/S/ ALBERT CHAO
Albert Chao President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Frequently Asked Questions.

99.2	Press release issued on February 18, 2014.